UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2006

SCIENTIFIC-ATLANTA, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-5517	58-0612397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5030 Sugarloaf Parkway, Lawrenceville, Georgia 30044

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 236-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01. Other Events.

On January 3, 2006, Scientific-Atlanta, Inc. and Cisco Systems, Inc. issued a joint press release announcing that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, was terminated on December 30, 2005, in connection with the proposed merger between the two companies. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Scientific-Atlanta, Inc. and Cisco Systems, Inc., dated January 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2006	SCIENTIFIC-ATLANTA, INC.

	By:	/s/ Steven D. Boyd
	Name:	Steven D. Boyd
	Title:	Vice President, Corporate Controller and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Scientific-Atlanta, Inc. and Cisco Systems, Inc., dated January 3, 2006.